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EXHIBIT 99.1

PRESS RELEASE	Investor/Media Contact: Raj Denhoy 415 828-1044 rdenhoy@establishmentlabs.com

Establishment Labs Announces Preliminary Unaudited Revenue for
Fourth Quarter and Fiscal Year 2022

•Fourth-quarter revenue is expected to be in the range of $43.3 million to $44.3 million, representing growth of 23% to 25% over the same period in 2021; excluding the effects of changes in foreign currency exchange rates, growth in the fourth quarter is expected to be 27% to 29%.
•Fiscal year 2022 revenue is expected to be in the range of $161.2 million to $162.2 million, representing growth of 27% to 28% over 2021; excluding the effects of changes in foreign currency exchange rates, growth for fiscal year 2022 is expected to be 31% to 32%.

SANTA BARBARA, Calif., January 9, 2022 -- Establishment Labs Holdings Inc. (NASDAQ: ESTA), a global medical technology company dedicated to improving women’s health and wellness, principally in breast aesthetics and reconstruction, today announced preliminary unaudited revenue for the three months and fiscal year ended December 31, 2022.

Establishment Labs’ preliminary unaudited revenue for the fourth quarter of 2022 is expected to be in the range of $43.3 million to $44.3 million, an increase of 23% to 25% over the same period in the prior year. Excluding the effects of changes in foreign currency exchange rates, growth in the fourth quarter is expected to be 27% to 29%. Based on the expected range for fourth quarter preliminary unaudited revenue, Establishment Labs expects full-year 2022 revenue of $161.2 million to $162.2 million, an increase of 27% to 28% over 2021. Excluding the effects of changes in foreign currency exchange rates, growth for fiscal year 2022 is expected to be 31% to 32%.

“Establishment Labs finished 2022 with record quarterly and annual revenue and we continue to post growth well in excess of our underlying markets,” said Juan José Chacón-Quirós, Founder and CEO of Establishment Labs. “We are particularly proud of the strong finish to the year, as we delivered better than 30% constant currency growth in 2022. Along with continued solid underlying growth, major catalysts in 2023 include the expected expansion of Motiva Implants into new geographic markets and the global rollout of Mia Femtech™. This looks to be another strong year for ESTA.”

The preliminary revenue results provided in this release have yet to be audited and are subject to change.

About Establishment Labs
Establishment Labs Holdings Inc. is a global medical technology company dedicated to improving women’s health and wellness. The company’s initial focus is breast health, principally breast aesthetics and reconstruction. Establishment Labs offers a portfolio of advanced silicone gel-filled breast implants, branded as Motiva Implants® that include a number of innovative and patented features designed to deliver improved aesthetic and clinical outcomes. Since commercial launch in 2010, over 2.5 million Motiva Implants® have been delivered to plastic surgeons in over 80 countries. The company also offers or has under development a number of related products and technologies, including the Motiva Flora® tissue expander and Mia Femtech™, the company’s minimally invasive breast enhancement procedure. In 2018, Establishment Labs received an investigational device exemption (IDE) from the FDA for the Motiva Implant® and began a clinical trial to support regulatory approval in the United States. Motiva Implants® are manufactured at the company’s two facilities in Costa Rica, which are compliant with all applicable regulatory standards under ISO13485:2016 and FDA 21 CFR 820 under the MDSAP program. Please visit our website for additional information at establishmentlabs.com.

Non-GAAP Financial Measures
To supplement financial results prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), we have disclosed in this press release constant currency sales (or revenue) information, which is a non-GAAP measure that excludes the impact of foreign exchange currency fluctuations. Fluctuations in currency exchange rates impact the sales growth rates of our underlying business. Management believes that excluding the impact of currency exchange rate fluctuations from its sales growth provides investors a more useful comparison to historical financial results. In order to remove the impact of fluctuations in foreign currency exchange rates, we calculate constant currency revenue, which represents the outcome that would have resulted had exchange rates in the current period been the same as those in effect in the comparable prior period. Management believes that providing investors with this non-GAAP measure gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. This non-GAAP measure is not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “intends to,” “would,” “will,” “may” or other similar expressions in this press release. Any statements that refer to projections of our future financial or operating performance, anticipated trends in our business, our goals, strategies, focus and plans, including related product development and commercialization and regulatory approvals, and other characterizations of future events or circumstances, including statements expressing general optimism about future operating results, related to the company’s performance are forward-looking statements. We claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented in this report, or that we may make orally or in writing from time to time, are expressions of our beliefs and expectations based on currently available information at the time such statements are made. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. Although we believe that our assumptions are reasonable, we cannot guarantee future performance, and some will inevitably prove to be incorrect. As a result, our actual future results and the timing of events may differ from our expectations, and those differences may be material. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: our ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize our product offerings; the rate of adoption of our products by healthcare providers or other customers; the success of our marketing initiatives; the safe and effective use of our products; our ability to protect our intellectual property; our future expansion plans and capital allocation; our ability to expand upon and/or secure sources of credit or capital; our ability to develop and maintain relationships with qualified suppliers to avoid a significant interruption in our supply chains; our ability to attract and retain key personnel; our ability to scale our operations to meet market demands; the effect on our business of existing and new regulatory requirements; and other economic and competitive factors. These and other factors that could cause or contribute to actual results differing materially from our expectations include, among others, those risks and uncertainties discussed in the company’s quarterly report on Form 10-Q filed on November 9, 2022, and other filings made by the company with the Securities and Exchange Commission. The risks included in those documents are not exhaustive, and additional factors could adversely affect our business and financial performance. We operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We are not undertaking any obligation to update any forward-looking statements. Accordingly, investors should use caution in relying on past forward-looking statements, which are based on known results and trends at the time they are made, to anticipate future results or trends.

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